EXHIBIT 99.1

Contact: Lou Walters
973-882-7260
Doreen Lubeck
773-583-4331

DANIELSON HOLDING CORPORATION REPORTS RESULTS FOR 2004

FAIRFIELD, NJ, March 17, 2005 – Danielson Holding Corporation (AMEX: DHC) yesterday filed its Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission. Attached is the fourth quarter summary information:

•	Business segment summary income statements

•	Covanta operating cash available to service corporate debt 3-11-04 to 12-31-04

•	Covanta 2004 Adjusted EBITDA

For the full year ended December 31, 2004, the Company reported Consolidated Net Income of $34.1 million, or $0.52 per diluted share. Total Energy Operating Revenues were $557.2 million and Total Insurance Operating Revenues were $20.9 million. Note that Total Energy Operating financial results are not included in the consolidated results of Danielson for the period January 1, 2004 through March 10, 2004 – the period prior to the acquisition of Covanta Energy Corporation.

“Our financial results are indicative of the fact that Covanta’s operating facilities once again performed well in the fourth quarter, as they have throughout 2004,” stated Anthony J. Orlando, President and Chief Executive Officer of Danielson. “We are most proud of Covanta’s hard-working employees who once again delivered superior performance without compromising our exceptional safety and environmental records.”

Orlando added: “We continue our strategic focus to build on the success of Covanta and grow our waste-to-energy franchise by working diligently to complete the acquisition of American Ref-Fuel. Our plans are currently on track to finalize the acquisition sometime in the second quarter.”

Covanta Segment

On a standalone basis, Covanta reported total revenues for the year of $700.4 million, with $560.6 million attributable to domestic and $139.8 million attributable to international. Further, Covanta reported operating income of $87.3 million, with domestic providing $69.4 million and international providing $17.9 million.

For the period March 11, 2004 through December 31, 2004, after-tax cash generated for Covanta Domestic Energy recourse debt service and letter of credit fees for the year was $35.6 million, in line with guidance previously provided. For the same period, Covanta International generated $28.0 million of after-tax cash available for recourse debt, of which $19.6 million was utilized for the payment of principal.

Attached is a calculation of Covanta’s Adjusted EBITDA for the twelve months ended December 31, 2004. It totals $236.3 million, in line with the estimate provided at the time of the American Ref-Fuel announcement. The presentation of Adjusted EBITDA is intended to add to the usefulness of the financial information by providing a measure which management uses as an indicator of Covanta’s ability to meet prospective financial covenants.

Conference Call Information

Danielson Holding will host a conference call to discuss its year-end results on Friday, March 18, 2005 at 1 pm Eastern time. A question and answer session will follow prepared remarks. To participate, please dial 1-800-565-5442 at least 10 minutes prior to the scheduled start of the call. The conference call will also be webcast live on the Company’s website at www.danielsonholding.com. The Danielson Holding Corporation Form 10-K and Form 8-K filed today are currently available on the Investor Relations page of the Company’s website, and the Covanta Energy Corporation Form 10-K will be available on March 17, 2005.

About Danielson Holding

Danielson Holding Corporation is an American Stock Exchange listed company, engaging in waste disposal, energy services and specialty insurance through its subsidiaries. Danielson’s subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of waste-to-energy and power generation projects. Covanta’s waste-to-energy facilities convert municipal solid waste into renewable energy for numerous communities, predominantly in the United States.

NOTE: Danielson’s charter contains restrictions that prohibit parties from acquiring 5% or more of Danielson’s common stock without its prior consent.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Danielson Holding Corporation (“DHC”) and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan”, “believe”, “expect”, “anticipate”, “intend”, “estimate”, “project”, “may”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. DHC cautions investors that any forward-looking statements made by DHC are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to DHC, include, but are not limited to, the risks and uncertainties affecting their businesses described in Item 1 of DHC’s Annual Report on Form 10-K for the year ended December 31, 2004, and in other securities filings by DHC.

Although DHC believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. DHC’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this communication are made only as of the date hereof and DHC does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Danielson Holding Company
Business Segment Information
For the Twelve Months Ended December 31, 2004 and 2003

	Energy	Energy	Total
{In thousands of dollars, except per share amounts}	Domestic	International	Energy	Insurance	Corporate	Consolidated

For the Twelve Months Ended December 31, 2004
Revenues	$452,931	$104,271	$557,202	$20,868	$485	$578,555
Expenses	387,930	89,074	477,004	21,679	2,517	501,200

Income (Loss) from Operations	65,001	15,197	80,198	(811)	(2,032)	77,355
Other

Interest (Expense) - Net	(26,911)	(5,937)	(32,848)	—	(9,033)	(41,881)

Income (Loss) before Income Taxes, Minority Interests and Equity in Net Income of Unconsolidated Investments	38,090	9,260	47,350	(811)	(11,065)	35,474
Income Taxes	(15,381)	(8,256)	(23,637)	238	11,865	(11,535)
Minority Interests	(3,966)	(2,953)	(6,919)	—	50	(6,869)
Equity in Net Income of Unconsolidated Investments	1,216	16,319	17,535	—	(511)	17,024

Net Income (Loss)	$19,959	$14,370	$34,329	$(573)	$339	$34,094
Earnings Per Share: {Fully Diluted}						$0.52

For the Twelve Months Ended December 31, 2003
	See Note 1 below

Revenues	$619,101	$171,367	$790,468	$41,123	$—	$41,123
Expenses	583,255	147,232	730,487	51,295	2,734	54,029

Income (Loss) from Operations	35,846	24,135	59,981	(10,172)	(2,734)	(12,906)
Other
Interest (Expense) - Net	(38,163)	1,172	(36,990)	—	(1,424)	(1,424)
Reorganization Expense Items	(83,346)	—	(83,346)	—	—	—

Income (Loss) before Income Taxes, Minority Interests, Equity in Net Income of Unconsolidated Investments, Gain from Discontinued Operations and Accounting Change	(85,664)	25,307	(60,355)	(10,172)	(4,158)	(14,330)
Income Taxes	21,677	(3,581)	18,096	111	(129)	(18)
Minority Interests	(3,378)	(5,527)	(8,905)	—	—	—
Equity in Net Income of Unconsolidated Investments	4,045	20,355	24,400	—	(54,877)	(54,877)
Gain from Discontinued Operations	78,814	—	78,814	—	—	—
Cumulative Effect of Accounting Change	(8,007)	(531)	(8,538)	—	—	—

Net Income (Loss)	$7,488	$36,023	$43,512	$(10,061)	$(59,164)	$(69,225)

Earnings Per Share: {Fully Diluted}						$(1.46)

1. Danielson Holding Corporation acquired Covanta Energy Corp. on March 10, 2004. Accordingly, the Covanta Energy Corp. information is provided for comparative purposes only and is not included in the 2003 consolidated totals. The Domestic and International Energy results for 2003 and 2004 may not be comparable due to various items detailed in Management’s discussion and analysis of Danielson Holding Corporation’s Form 10-K for 2004.

2. The operating income for Covanta Energy Corp. shown above differs from the operating income for Covanta Energy Corp. shown in the table below entitled “Covanta Operating Cash Available to Service Covanta Corporate Debt,” due to certain adjustments made in the consolidation of Danielson Holding Corporation’s Form 10-K for 2004.

Non-GAAP Financial Measures—Adjusted EBITDA

The following summarizes unaudited non-GAAP financial measures for Covanta Energy Corporation (“Covanta”). Certain items are included in the Historical Financials below that are not measured under U.S. generally accepted accounting principles (“GAAP”) and are not intended to supplant other information provided by Covanta in accordance with GAAP. Furthermore, these measures may not be comparable to those used by other companies. The following information should be read in conjunction with the audited consolidated financial statements of Danielson Holding Corporation and the notes thereto as filed in its Annual Report on Form 10-K for the year ended December 31, 2004. Adjusted EBITDA means, for any period, EBITDA plus additional items deducted from net income, as provided below, that have been made to EBITDA. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of Covanta’s performance or any other measures of performance derived in accordance with GAAP. The presentation of Adjusted EBITDA is intended to enhance the usefulness of the financial information by providing a measure which management uses as an indicator of Covanta’s ability to meet prospective financial covenants. Adjusted EBITDA for the period set forth below is reconciled to net income, which is believed to be the most directly comparable measure of GAAP.

COVANTA 2004 ADJUSTED EBITDA
TWELVE MONTHS ENDED DECEMBER 31, 2004

(dollars in thousands)	12 months Actual FY 2004

Net income	$60,702
Depreciation and amortization	69,247
Net interest on project debt	45,993
Net interest on corporate debt	38,045
Income tax expense	53,877
Minority interests	9,430
Change in unbilled service receivables	11,639
Non-cash compensation	1,123
Reorganization and non-recurring expenses:
Reorganization items	58,282
Gain of cancellation of pre-petition debt	(510,680)
Fresh start adjustments	399,063
Gain on sale of businesses	(420)

Adjusted EBITDA — Actual	$236,301

Footnotes:

1. Adjusted EBITDA is defined in connection with the underwriting of the Company’s financing for the acquisition of American Ref-Fuel Holdings Corp.

2. In connection with the underwriting, the Company has committed to maintain a minimum combined level (including American Ref-Fuel Holdings Corp.) of Adjusted EBITDA on a trailing twelve month basis through the date of the financing.

Non-GAAP Financial Measures—Cash available to pay corporate debt and letter of credit fees

      The following summarizes unaudited non-GAAP financial information for Covanta. Certain items are included that are not measured under GAAP and are not intended to supplant the information provided in accordance with GAAP. Furthermore, these measures may not be comparable to those used by other companies. The following information should be read in conjunction with the audited consolidated financial statements of Danielson Holding Corporation and the notes thereto as filed in its Annual Report on Form 10-K for the year ended December 31, 2004.

      Covanta’s domestic business segment, which is owned and/or operated through subsidiaries (“Domestic Covanta”), and its international business segment, which is owned and operated through Covanta Power International Holdings, Inc. (“CPIH”) must each generate substantial cash flow from operations, upon which they depend as an important source of liquidity to pay project operating and capital expenditures, project debt, taxes, corporate operating expenses, and corporate debt and letter of credit fees. Management believes that a useful measure of the sufficiency of Domestic Covanta’s and CPIH’s respective cash generated from operations is that amount available to pay corporate debt service and letter of credit fees after all other obligations are paid.

      The following table provides additional information with respect to cash available to pay Domestic Covanta’s and CPIH’s corporate debt and letter of credit fees, for the period March 11, through December 31, 2004 in thousands of dollars.

COVANTA OPERATING CASH AVAILABLE
TO SERVICE COVANTA CORPORATE DEBT
FOR THE PERIOD MARCH 11, 2004 THROUGH DECEMBER 31, 2004

(In Thousands of Dollars)	DOMESTIC	CPIH	CONSOLIDATED

Operating Income	$62,232	$14,776	$77,008
Depreciation and Amortization	48,805	7,016	55,821
Change in unbilled service receivables	11,221	—	11,221
Project debt principal repaid	(42,535)	(25,408)	(67,943)
Borrowings for facilities	—	14,488	14,488
Change in restricted funds held in trust	(7,871)	(5,968)	(13,839)
Change in restricted funds for emergence costs	65,681	—	65,681
Change in accrued emergence costs	(65,681)	—	(65,681)
Change in other liabilities	(2,545)	(459)	(3,004)
Distributions to minority partners	(5,272)	(2,989)	(8,261)
Dividends from equity investees	—	3,106	3,106
Distributions from investees and joint ventures	—	14,705	14,705
Amortization of premium and discount	(10,457)	—	(10,457)
Proceeds from sale of businesses	—	1,799	1,799
Investments in facilities	(10,083)	(1,794)	(11,877)
Change in other assets	(3,947)	12,636	8,689

Cash generated for corporate debt and letter of credit fees, pre-tax	39,548	31,908	71,456
Corporate Income Taxes paid:
Foreign	—	(2,779)	(2,779)
State	(2,926)	—	(2,926)
Federal	(1,000)	(1,100)	(2,100)

Corporate Income Taxes paid	(3,926)	(3,879)	(7,805)
Cash generated for recourse debt and letter of credit fees, after taxes	35,622	28,029	63,651
Cash Balance, Beginning of Period	45,307	12,488	57,795

Cash Available for Recourse Debt and Letter of Credit Fees	80,929	40,517	121,446
Recourse Debt Service and Letter of Credit Fees Paid — Net	(17,759)	(5,902)	(23,661)
Payment of Principal Recourse Debt	(47)	(19,626)	(19,673)

Cash Balance, End of Period	$63,123	$14,989	$78,112

      Reconciliation of cash generated for corporate debt and letter of credit fees after taxes to cash provided by operating activities for the period March 11, 2004 through December 31, 2004 (in thousands of dollars):

Cash generated for recourse debt and letter of credit fees	$63,651
Investment in facilities	11,877
Borrowing for facilities	(14,488)
Distributions from investees and joint ventures	(14,705)
Distribution to minority partners	8,261
Change in restricted funds held in trust	13,839
Payment of project debt	67,943
Recourse debt service and letter of credit fees paid — net	(23,661)
Other cash provided in investing activities	1,114

Cash provided by operating activities for the period March 11, 2004 to December, 2004	$113,831